UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  February 28, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

Experienced People Consistent Philosophy Disciplined Process

Geneva Advisors Funds

Geneva Advisors All Cap Growth Fund
Class R Shares (GNVRX)
Class I Shares (GNVIX)

Geneva Advisors Equity Income Fund
Class R Shares (GNERX)
Class I Shares (GNEIX)

Geneva Advisors International Growth Fund
Class R Shares (GNFRX)
Class I Shares (GNFIX)

Geneva Advisors Small Cap Opportunities Fund
Class R Shares (GNORX)
Class I Shares (GNOIX)

Geneva Advisors Emerging Markets Fund
Class R Shares (GNLRX)
Class I Shares (GNLIX)

February 28, 2017
Investment Advisor

Geneva Advisors, LLC
181 W. Madison Street, Suite 3575
Chicago, IL 60602

Phone:  1-877-343-6382

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	8
INVESTMENT HIGHLIGHTS	11
SCHEDULES OF INVESTMENTS	26
STATEMENTS OF ASSETS AND LIABILITIES	44
STATEMENTS OF OPERATIONS	46
STATEMENTS OF CHANGES IN NET ASSETS	48
FINANCIAL HIGHLIGHTS	53
NOTES TO FINANCIAL STATEMENTS	63
BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT	78
NOTICE OF PRIVACY POLICY & PRACTICES	82
ADDITIONAL INFORMATION	83

Dear Shareholder:

The Geneva Advisors All Cap Growth Fund’s Retail Class had a +3.31% return for the six-month period ended February 28, 2017 versus +9.17% for the Russell 3000 Growth Total Return Index.  The Fund’s Institutional Class had a return of +3.52% for the same period. The top sectors contributing to the All Cap Growth Fund’s performance for the period were Consumer Staples and Financials.  The sectors underperforming were Information Technology, Industrials and Consumer Discretionary.  The top stocks contributing to performance for the period were IDEXX Laboratories, MasterCard and Amazon.  Stocks that detracted from performance the most were Edwards Lifesciences and Acuity Brands.

For the six months ended February 28, 2017 the Geneva Advisors Equity Income Fund’s Retail Class returned +9.24% and the Institutional Class had a return of +9.41% versus +10.10% for the benchmark, Russell 1000 Total Return Index.  The top contributing sectors to performance were Health Care and Consumer Staples.  The bottom contributors were Real Estate and Industrials.  The top performing holdings were JP Morgan Chase, Apple and Anthem.  The underperforming holdings were Sabre Corp, Ventas and Johnson Controls.

The Geneva Advisors International Growth Fund Retail Share Class returned +1.45% for the six-month period ended February 28, 2017, compared to +5.29% for the Russell Global Ex US Index and the +5.15% return for the MSCI EAFE Index.  The institutional share class for the fund returned +1.57% for the same period. The top contributing sectors for the strategy were Health Care and Telecommunications.  The bottom contributors were Financials and Consumer Staples.  The top performing holdings were MercadoLibre, Start Today Co. and Hoya Corp. while the bottom performing holdings were Amorepacific Corp., PT Indofood CBP and Symrise AG.

The Geneva Advisors Small Cap Opportunities Fund Retail share class returned +3.83% for the six-month period ended February 28, 2017 versus the Russell 2000 Growth Index returns of +9.39%. The Institutional share class returned +4.05% for the same six-month period. The top performing sectors were Industrials and Financials while the bottom performing sectors were Information Technology and Health Care. The top performing holdings were Independent Bank Group and WageWorks while the bottom performing holdings were Benefitfocus and Trinity Biotech.

For the six months ended February 28, 2017 the Geneva Advisors Emerging Markets Fund’s Retail Class returned +0.41% and the Institutional Class had a return of +0.66% versus +5.51% for the benchmark, MSCI EM (Emerging Markets) Index.  The top contributing sectors to performance were Information Technology and Consumer Discretionary.  The bottom contributors were Industrials and Financials.  The top performing holdings were Samsung Electronics Co., Ltd. and Southern Copper Corporation.  The underperforming holdings were Amorepacific Corp and AngloGold Ashanti Limited.

Market Outlook

Continued economic growth and broad earnings improvements led to strong U.S. stock market performance in the first quarter. International markets also had a solid start to 2017 with both developed and emerging market nations delivering strong performance.

While financial markets widely expected quick action around tax reform, infrastructure spending and the dismantling of the Affordable Care Act following the presidential election last fall, it became clear during the early months of 2017 that such initiatives wouldn’t take place overnight. Investors remain optimistic about the prospects of President Trump’s pro-growth agenda, but the ability to effect meaningful political change should not be considered a forgone conclusion. Nonetheless, the growing uncertainty around the implementation of President Trump’s agenda was not enough to derail the market’s positive momentum.

With a strong start to the year, and positive data since then, the economy continues to improve. The Federal Reserve acknowledged the improving economy with its rate hike in March and is continuing to advocate for two additional rate increases in 2017. Janet Yellen had a dovish tone during a recent press conference, characterizing three hikes in a year as gradual, suggesting the Fed will likely remain accommodative.

The labor market continued to improve with the unemployment rate remaining near the cycle low of 4.7%. Wage growth was also positive and is incentivizing individuals to return to the job market, which should further strengthen the overall economy.

Growth Company Commentary

We have been patiently waiting for the market to acknowledge the strong fundamentals of high quality growth stocks. This patience paid off in the first calendar quarter as the Geneva growth strategies delivered impressive gains.

Our philosophy is to invest in companies that dominate their markets, generate sustainable free cash flows, and are led by top-notch management teams. Adobe Systems is a good example of the type of companies we seek to own. Adobe is the dominant player in the creative software market and a leader in the digital marketing software market. It is benefiting from a shift to a subscription model in its creative business and the continued shift of advertising dollars to digital. Adobe is a great example of strong and consistent growth at scale. We expect the company to organically deliver compounded Earnings Per Share growth of over 25% over the next three years, which is rare for a tech company its size.

Another example is Align Technologies, the leading producer of clear aligners for orthodontic treatment.  The company has less than 15% share of the U.S. braces market despite having similar efficacy to traditional metal braces and a better aesthetic profile. Over the last few years, the company has developed its technology to address more difficult to treat cases and reduce overall treatment times. The company has a state of the art manufacturing facility that can produce millions of clear aligners in short amounts of time. With an extensive portfolio of patents, it will be difficult for competitors to enter the market.  Over time, we believe that clear aligners will increase their overall market penetration enabling the company to generate strong sales growth and improving margins.

Overall, the companies we own reported strong earnings in the first quarter and generally have provided strong guidance for the foreseeable future. The underlying earnings growth of our portfolio companies has allowed valuations to remain virtually unchanged compared to the beginning of the year despite price appreciation. As we look ahead, we remain optimistic about quality growth stocks.

Dividend Growth Commentary

The Geneva equity income strategies continue to complement our growth strategies and invest in dividend yielding equities, MLPs and REITs as we seek to generate strong returns with lower relative volatility.

Large capitalization and companies with high quality characteristics performed well in the first quarter. The companies in our equity income strategies tend to have these characteristics. For example, Blackstone has built an alternative asset management franchise with a history of growth, and investment performance that is envied.  With a demonstrated ability to raise, deploy and harvest capital across the investment cycle, Blackstone is well positioned to capitalize on investment trends favoring alternative asset managers. Blackstone’s balanced platform across multiple alternative asset classes allows it to provide comprehensive solutions to clients.

REITs posted strong returns in the first quarter. While there are concerns for the broader REIT sector, we continue to find specific REITs with attractive fundamentals. For example, CyrusOne is one of the fastest growing players in the datacenter outsourcing space. In addition to its attractive dividend yield, we see several years of double digit profit growth ahead. The company is benefiting from the major secular trend towards cloud computing. Even companies like Microsoft, Amazon, and Facebook are beginning to outsource their datacenter infrastructure to companies like CyrusOne.

Our equity income strategies continue to produce attractive and growing dividend yields relative to the broader market. This will be important in a rising interest rate environment. We are excited about the quality of the companies in our strategies, the earnings growth ahead, and the generally attractive valuations.

Looking Ahead

Economic data, accommodative monetary policy and pro-growth fiscal policy, provide optimism for the overall economy and market. More importantly, we are excited about our portfolio holdings. Many of the company management teams we have recently met with expressed a level of optimism we have not seen in some time.  Broadly speaking, they are seeing stabilization in end markets and are more apt to invest in their businesses going forward.

Meanwhile, correlations among stocks within the S&P 500 are declining from their elevated levels of the past few years. Lower correlation among companies creates a divergence in returns between winners and losers, a beneficial environment for an active portfolio management approach such as ours. Passive investment strategies, which have enjoyed strong relative performance for several years, are not likely to be as successful in a lower correlation market. We will remain focused on identifying and investing in strong companies that control their own destinies.

The bull market that began in March 2009 is now entering its 8th year. Risks remain, and we would not be surprised to see increased market volatility. Capital markets are imprecise and unpredictable. This imprecision provides an opportunity for wealth creation over time.

Best Regards,

Geneva Advisors

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Funds may invest in small, mid and/or micro cap companies which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in ADRs, in foreign securities and emerging markets which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds may invest in growth stocks, which are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  The Equity Income Fund may invest in Master Limited Partnerships (MLP).  Investment returns of MLPs are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  The Equity Income Fund may invest in REITs, which involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  The Funds may invest in other investment companies, including ETFs, and will bear the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risk of owning the underlying investments the ETF holds. A Fund also will incur brokerage costs when it purchases and sells ETFs.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index.  The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.  One cannot invest directly in an index.

The S&P 500 index includes 500 leading companies in leading industries of the U.S. economy.  Although the S&P 500 focuses on the large cap segment of the market, it is also a proxy for the total market.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 1000 Total Return Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.  You cannot invest directly in an index.

The Russell Global ex-US Total Return Index selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell Global ex-U.S. Index.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

MSCI EM (Emerging Markets) Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Correlation is the measurement of the extent of interdependence of two or more quantities.

Earnings Per Share is the portion of the company’s profit allocated to each outstanding share of common stock. Earnings Per Share serves as an indicator of a company’s profitability.

Must be preceded or accompanied by a prospectus.

The Geneva Funds are distributed by Quasar Distributors, LLC

Geneva Advisors Funds
Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/16 - 2/28/17).

Actual Expenses

The first table provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, and fund administration and accounting, custody and transfer agent fees. You may use the information in the first table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	9/1/16	2/28/17	9/1/16 - 2/28/17	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,033.10	$7.31	1.45%
Class I	$1,000.00	$1,035.20	$5.55	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,092.40	$7.52	1.45%
Class I	$1,000.00	$1,094.10	$5.71	1.10%

International Growth Fund*
Class R**	$1,000.00	$1,014.50	$7.29	1.46%
Class I**	$1,000.00	$1,015.70	$5.55	1.11%

Small Cap Opportunities Fund*
Class R	$1,000.00	$1,038.30	$6.12	1.21%
Class I	$1,000.00	$1,040.50	$4.40	0.87%

Emerging Markets Fund*
Class R	$1,000.00	$1,004.10	$7.95	1.60%
Class I	$1,000.00	$1,006.60	$6.22	1.25%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

**	Excluding interest expense, your actual cost of investing in the Fund for Class R and Class I would be $7.24 and $5.50, respectively.

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

Based on Hypothetical 5% Yearly Returns

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	9/1/16	2/28/17	9/1/16 - 2/28/17	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,017.60	$7.25	1.45%
Class I	$1,000.00	$1,019.34	$5.51	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,017.60	$7.25	1.45%
Class I	$1,000.00	$1,019.34	$5.51	1.10%

International Growth Fund*
Class R**	$1,000.00	$1,017.55	$7.30	1.46%
Class I**	$1,000.00	$1,019.29	$5.56	1.11%

Small Cap Opportunities Fund*
Class R	$1,000.00	$1,018.79	$6.06	1.21%
Class I	$1,000.00	$1,020.48	$4.36	0.87%

Emerging Markets Fund*
Class R	$1,000.00	$1,016.86	$8.00	1.60%
Class I	$1,000.00	$1,018.60	$6.26	1.25%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

**	Excluding interest expense, your actual cost of investing in the Fund for Class R and Class I would be $7.25 and $5.51, respectively.

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. Using quantitative and qualitative measures established by Geneva Advisors, LLC, the Fund’s investment adviser (Adviser), the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks. The Fund’s allocation of portfolio holdings as of February 28, 2017 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 28, 2017

	Annualized
			Since
	One	Five	Inception
	Year	Years	(9/28/07)
Class R	20.59%	6.63%	5.20%
Class I	21.04%	7.01%	5.53%
Russell 3000 Growth Total Return Index	22.77%	13.67%	8.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market. One cannot invest directly in an index.

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors All Cap Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors All Cap Growth Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is current income, with a secondary objective of modest capital appreciation. The Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. The Fund seeks to generate current income while providing a modest amount of capital appreciation. The Fund has wide flexibility in types of securities used to generate a current income yield. The Fund’s allocation of portfolio holdings as of February 28, 2017 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 28, 2017

	Annualized
			Since
	One	Five	Inception
	Year	Years	(4/30/10)
Class R	22.89%	7.96%	10.31%
Class I	23.32%	8.33%	10.69%
Russell 1000 Total Return Index	25.53%	13.94%	12.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on April 30, 2010, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Russell 1000 Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets. One cannot invest directly in an index.

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Equity Income Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Equity Income Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. and foreign issuers without regard to market capitalizations. The Fund typically invests in securities of issuers from at least three or more non-U.S. countries, with at least 40% of the Fund’s net assets invested in securities of foreign issuers. The Fund’s allocation of portfolio holdings as of February 28, 2017 is shown below.

Allocation of Portfolio Holdings*
(% of Investments)

* For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 28, 2017

			Since
	One	Three	Inception
	Year	Year	(5/30/13)
Class R	13.15%	(2.95%)	2.06%
Class I	13.59%	(2.61%)	2.44%
Russell Global ex-US Total Return Index	19.50%	0.27%	2.90%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on May 30, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The Russell Global ex-US Total Return Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. You cannot invest directly in an index.

Geneva Advisors International Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors International Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors International Growth Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of small-cap U.S. companies. Equity securities in which the Fund may invest also include other investment companies and ETFs that invest in the equity securities of small-cap companies. The Fund’s allocation of portfolio holdings as of February 28, 2017 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 28, 2017

			Since
	One	Three	Inception
	Year	Year	(12/27/13)
Class R	21.77%	1.13%	1.34%
Class I	22.19%	1.48%	1.69%
Russell 2000 Growth Total Return Index	30.91%	5.42%	6.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on December 27, 2013, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 2000 Growth Total Return Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price to value ratios and higher forecasted growth values. One cannot invest directly in an index.

Geneva Advisors Small Cap Opportunities Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Small Cap Opportunities Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Small Cap Opportunities Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks of companies located in emerging market countries without regard to market capitalization.  The Fund may invest in companies whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of ADRs.  Equity securities in which the Fund may invest also include other investment companies and ETFs that invest in equity securities of companies located in emerging markets. The Fund’s allocation of portfolio holdings as of February 28, 2017 is shown below.

Allocation of Portfolio Holdings*
(% of Investments)

* For additional details on allocation of portfolio holdings by country, please see the Schedule of Investments.

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of February 28, 2017

		Since
	One	Inception
	Year	(11/26/14)
Class R	18.52%	(7.04)%
Class I	19.04%	(6.72)%
MSCI Emerging Markets Net Index	29.46%	(1.16)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on November 26, 2014, the inception date of the Fund. The graph does not reflect any future performance.

MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. One cannot invest directly in an index.

Geneva Advisors Emerging Markets Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Emerging Markets Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Emerging Markets Fund – Class I
Growth of $100,000 Investment

*  Inception Date

Geneva Advisors All Cap Growth Fund
Schedule of Investments
February 28, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 96.16%

Aerospace & Defense 0.88%
Huntington Ingalls Industries, Inc.	5,331	$1,164,824

Banks 3.05%
First Republic Bank	29,483	2,766,390
Independent Bank Group, Inc.	20,335	1,287,205
		4,053,595
Biotechnology 4.06%
Celgene Corp. (a)	43,698	5,397,140

Building Products 1.47%
AO Smith Corp.	38,696	1,948,731

Capital Markets 4.51%
S&P Global, Inc.	34,287	4,439,138
The Charles Schwab Corp.	38,696	1,563,705
		6,002,843
Chemicals 4.61%
Ecolab, Inc.	19,019	2,357,786
The Sherwin-Williams Co.	12,241	3,776,838
		6,134,624
Containers & Packaging 0.77%
Berry Plastics Group, Inc. (a)	20,401	1,026,782

Diversified Consumer Services 1.96%
Bright Horizons Family Solutions, Inc. (a)	37,709	2,606,069

Diversified Financial Services 3.67%
MarketAxess Holdings, Inc.	25,008	4,882,312

Electrical Equipment 0.75%
Acuity Brands, Inc.	4,745	1,002,618

Health Care Equipment & Supplies 13.22%
Align Technology, Inc. (a)	54,754	5,626,521
Edwards Lifesciences Corp. (a)	48,567	4,567,241
IDEXX Laboratories, Inc. (a)	33,958	4,921,872
Intuitive Surgical, Inc. (a)	3,356	2,473,372
		17,589,006

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Hotels, Restaurants & Leisure 4.89%
Chipotle Mexican Grill, Inc. (a)	3,883	$1,625,967
Starbucks Corp.	85,816	4,880,356
		6,506,323
Internet & Catalog Retail 7.11%
Amazon.com, Inc. (a)	11,188	9,454,308

Internet Software & Services 10.03%
Alphabet, Inc. - Class A (a)	4,870	4,114,809
Facebook, Inc. - Class A (a)	55,938	7,581,836
Tencent Holdings Ltd. - ADR	61,814	1,641,780
		13,338,425
IT Services 11.63%
Alliance Data Systems Corp.	9,740	2,366,625
FleetCor Technologies, Inc. (a)	15,992	2,718,640
Gartner, Inc. (a)	36,590	3,776,454
MasterCard, Inc.	59,887	6,615,118
		15,476,837
Life Sciences Tools & Services 0.60%
INC Research Holdings, Inc. (a)	18,361	801,458

Machinery 2.88%
The Middleby Corp. (a)	27,640	3,833,944

Oil, Gas & Consumable Fuels 1.15%
EOG Resources, Inc.	15,728	1,525,459

Professional Services 1.07%
IHS Markit Ltd. (a)(b)	35,887	1,428,303

Software 9.66%
Adobe Systems, Inc. (a)	26,719	3,161,926
Guidewire Software, Inc. (a)	20,401	1,114,711
Manhattan Associates, Inc. (a)	36,195	1,815,179
Salesforce.com, Inc. (a)	15,465	1,258,078
The Ultimate Software Group, Inc. (a)	8,687	1,679,979
Tyler Technologies, Inc. (a)	25,205	3,822,338
		12,852,211

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Specialty Retail 6.92%
Burlington Stores, Inc. (a)	31,260	$2,782,452
Tractor Supply Co.	49,226	3,490,616
Ulta Beauty, Inc. (a)	10,727	2,933,084
		9,206,152
Wireless Telecommunication Services 1.27%
T-Mobile US, Inc. (a)	26,966	1,686,184
TOTAL COMMON STOCKS (Cost $81,301,941)		127,918,148

REAL ESTATE INVESTMENT TRUSTS 2.92%
CoreSite Realty Corp.	22,441	2,021,261
Equinix, Inc.	4,936	1,856,282
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,128,378)		3,877,543

SHORT-TERM INVESTMENTS 1.00%

Money Market Fund 1.00%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.450% (c)	1,328,298	1,328,298
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,328,298)		1,328,298

Total Investments (Cost $85,758,617) 100.08%		133,123,989
Liabilities in Excess of Other Assets (0.08)%		(102,139)
TOTAL NET ASSETS 100.00%		$133,021,850

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2017.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments
February 28, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 85.47%

Aerospace & Defense 3.16%
Honeywell International, Inc.	10,545	$1,312,853
Raytheon Co.	13,141	2,025,685
		3,338,538
Air Freight & Logistics 2.76%
United Parcel Service, Inc. - Class B	27,579	2,916,755

Auto Components 1.90%
Johnson Controls International PLC (a)	47,847	2,006,701

Banks 7.81%
Citizens Financial Group, Inc.	57,827	2,160,995
JPMorgan Chase & Co.	67,109	6,081,418
		8,242,413
Capital Markets 5.18%
BlackRock, Inc.	3,677	1,424,690
The Blackstone Group LP	136,813	4,041,456
		5,466,146
Chemicals 1.61%
Monsanto Co.	14,925	1,698,913

Containers & Packaging 1.27%
Avery Dennison Corp.	16,656	1,344,306

Electric Utilities 3.46%
Brookfield Infrastructure Partners LP (a)	101,150	3,649,492

Food & Staples Retailing 2.84%
Walgreens Boots Alliance Inc.	34,717	2,998,854

Health Care Equipment & Supplies 3.36%
Becton, Dickinson & Co.	19,359	3,543,665

Health Care Providers & Services 3.77%
Anthem, Inc.	24,118	3,975,129

Hotels, Restaurants & Leisure 4.75%
Six Flags Entertainment Corp.	32,554	1,973,098

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Hotels, Restaurants & Leisure 4.75% (Continued)
Starbucks Corp.	53,536	$3,044,592
		5,017,690
Household Durables 1.62%
Whirlpool Corp.	9,572	1,709,463

IT Services 1.92%
Sabre Corp.	92,585	2,028,537

Media 6.60%
Comcast Corp.	112,370	4,204,886
Time Warner, Inc.	28,120	2,761,665
		6,966,551
Oil, Gas & Consumable Fuels 6.39%
Enterprise Products Partners LP	91,659	2,569,202
Magellan Midstream Partners LP	53,914	4,178,874
		6,748,076
Pharmaceutical and Medicine Manufacturing 1.92%
Abbott Laboratories	44,991	2,028,194

Pharmaceuticals 5.24%
Bristol-Myers Squibb Co.	26,173	1,484,271
Merck & Co., Inc.	61,431	4,046,460
		5,530,731
Road & Rail 0.86%
Union Pacific Corp.	8,382	904,753

Semiconductors & Semiconductor Equipment 3.31%
Microchip Technology, Inc.	48,128	3,490,243

Software 5.50%
Microsoft Corp.	90,794	5,809,000

Specialty Retail 2.86%
The Home Depot, Inc.	20,873	3,024,706

Technology Hardware, Storage & Peripherals 5.11%
Apple, Inc.	39,422	5,400,420

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Transportation Infrastructure 2.27%
Macquarie Infrastructure Corp.	31,202	$2,400,682
TOTAL COMMON STOCKS (Cost $66,217,828)		90,239,958

REAL ESTATE INVESTMENT TRUSTS 11.61%
American Tower Corp.	38,016	4,363,857
Brookfield Asset Management, Inc. - Class A (a)	69,434	2,505,873
CyrusOne, Inc.	80,411	4,092,920
Physicians Realty Trust	65,270	1,300,178
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $7,071,415)		12,262,828

SHORT-TERM INVESTMENTS 3.96%

Money Market Fund 3.96%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.450% (b)	4,185,186	4,185,186
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,185,186)		4,185,186

Total Investments (Cost $77,474,429) 101.04%		106,687,972
Liabilities in Excess of Other Assets (1.04)%		(1,103,029)
TOTAL NET ASSETS 100.00%		$105,584,943

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Seven day yield as of February 28, 2017.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments
February 28, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 92.73%

Australia 3.10%
BHP Billiton Ltd.	16,067	$304,118
Cochlear Ltd.	2,137	213,775
		517,893
Brazil 1.85%
MercadoLibre, Inc.	1,469	309,768

Canada 5.99%
Alimentation Couche-Tard, Inc. - Class B	4,320	192,094
Canadian National Railway Co.	4,099	285,987
Dollarama, Inc.	3,730	287,234
Ritchie Bros. Auctioneers, Inc.	7,025	236,673
		1,001,988
China 10.67%
Alibaba Group Holding Ltd. - ADR (a)	3,827	393,798
Baidu, Inc. - Class A - ADR (a)	1,937	337,290
Nord Anglia Education, Inc. (a)	14,056	329,894
Tencent Holdings Ltd.	18,900	501,549
Yum! China Holdings, Inc. (a)	8,363	222,372
		1,784,903
Denmark 1.68%
Danske Bank A/S	8,430	280,982

France 3.94%
Air Liquide SA	1,500	162,107
Hermes International SCA	545	238,143
Orpea SA	2,976	258,488
		658,738
Germany 4.32%
Continental AG	1,570	318,213
Deutsche Boerse AG	1,850	157,024
Symrise AG	3,990	247,962
		723,199
Hong Kong 1.04%
AIA Group Ltd.	27,500	173,579

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
India 1.72%
HDFC Bank Ltd. - ADR	4,010	$287,477

Indonesia 1.29%
Indofood CBP Sukses Makmur Tbk PT	347,249	216,317

Ireland 3.51%
Allergan PLC	939	229,886
ICON PLC (a)	4,262	357,028
		586,914
Italy 1.62%
Luxottica Group SpA - ADR	5,142	271,806

Japan 14.95%
Daikin Industries Ltd.	2,660	252,449
FANUC Corp.	1,720	337,800
Hoya Corp.	8,470	383,482
Keyence Corp.	1,212	468,658
Nidec Corp.	2,070	193,374
NTT DoCoMo, Inc.	12,510	297,212
Start Today Co., Ltd.	14,100	294,913
Tokio Marine Holdings, Inc.	6,230	273,017
		2,500,905
Mexico 1.22%
Fomento Economico Mexicano SAB de CV - Class B - ADR	2,536	204,249

Netherlands 4.31%
ASML Holding NV - ADR	3,222	392,085
InterXion Holding NV (a)	8,475	329,678
		721,763
Norway 1.69%
Statoil ASA - ADR	16,021	281,970

Republic of Korea 2.44%
Amorepacific Corp.	670	178,258
NAVER Corp.	335	229,678
		407,936
Spain 5.07%
Amadeus IT Holding SA - Class A	6,080	282,360

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Spain 5.07% (Continued)
Banco Santander SA	29,000	$157,719
Grifols SA - Class B - ADR	14,822	257,903
Industria de Diseno Textil SA	4,680	149,975
		847,957
Sweden 1.54%
Assa Abloy AB - Class B	13,251	257,133

Switzerland 3.99%
Chubb Ltd.	2,424	334,924
Julius Baer Gruppe Ltd.	6,814	333,257
		668,181
Taiwan 1.70%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	9,052	284,866

United Kingdom -10.72%
Diageo PLC - ADR	2,080	237,765
Glencore PLC	39,000	155,476
HSBC Holdings PLC	23,620	189,718
InterContinental Hotels Group PLC	4,560	214,870
London Stock Exchange Group PLC	3,920	149,713
Reckitt Benckiser Group PLC	2,780	252,423
Royal Dutch Shell PLC - Class B	11,390	308,311
Worldpay Group PLC (b)	84,700	285,183
		1,793,459
United States 4.37%
Euronet Worldwide, Inc. (a)	3,924	324,829
Lululemon Athletica, Inc. (a)	2,012	131,303
Schlumberger Ltd.	3,424	275,153
		731,285
TOTAL COMMON STOCKS (Cost $13,385,169)		15,513,268

PREFERRED STOCKS 1.86%

Germany 1.86%
Sartorius AG	4,148	310,928
TOTAL PREFERRED STOCKS (Cost $286,200)		310,928

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS 1.10%

Canada 1.10%
Brookfield Asset Management, Inc. - Class A	5,095	$183,878
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $167,490)		183,878

SHORT-TERM INVESTMENTS 2.94%

Money Market Fund 2.94%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.450% (c)	491,667	491,667
TOTAL SHORT-TERM INVESTMENTS (Cost $491,667)		491,667

Total Investments (Cost $14,330,526) 98.63%		16,499,741
Other Assets in Excess of Liabilities 1.37%		230,001
TOTAL NET ASSETS 100.00%		$16,729,742

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Denotes a security is fully or partially restricted for sale. The aggregate value of the restricted security at February 28, 2017 was $285,183, which represents 1.70% of net assets. Securities issued pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. This security may be deemed illiquid using procedures established by the Board of Trustees.

(c)	Seven day yield as of February 28, 2017.

Abbreviations:
AB	Aktiebolag is a Swedish term for limited company or corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term, which signifies that the company is listed in the stock exchange.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company, which signifies that shareholders have limited liability.
PT	Perseroan Terbatas is an Indonesian term referring to a limited liability company.
SA	Abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anónima de Capital Variable is a Mexican term referring to shareholders having limited liability.
SCA	Société en Commandite Par Actions is a French term in which a partnership is limited by shares.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments
February 28, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 97.96%

Aerospace & Defense 1.75%
Mercury Systems, Inc. (a)	5,850	$218,556

Air Freight & Logistics 2.07%
Forward Air Corp.	5,212	258,255

Banks 3.04%
Independent Bank Group, Inc.	5,999	379,737

Biotechnology 4.67%
ACADIA Pharmaceuticals, Inc. (a)	4,026	153,431
BioSpecifics Technologies Corp. (a)	1,951	103,149
Ligand Pharmaceuticals, Inc. (a)	3,130	327,492
		584,072
Building Products 3.29%
American Woodmark Corp. (a)	2,236	193,302
Trex Co, Inc. (a)	3,204	217,904
		411,206
Commercial Services & Supplies 5.96%
Healthcare Services Group, Inc.	4,622	191,258
Mobile Mini, Inc.	6,731	219,094
Ritchie Bros. Auctioneers, Inc. (b)	9,924	334,340
		744,692
Construction & Engineering 2.07%
Dycom Industries, Inc. (a)	3,142	258,210

Diversified Consumer Services 5.57%
Bright Horizons Family Solutions, Inc. (a)	5,527	381,971
Nord Anglia Education, Inc. (a)(b)	13,414	314,827
		696,798
Diversified Financial Services 3.24%
MarketAxess Holdings, Inc.	2,074	404,907

Health Care Equipment & Supplies 8.16%
Anika Therapeutics, Inc. (a)	3,689	172,608
Globus Medical, Inc. (a)	8,682	241,446

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Health Care Equipment & Supplies 8.16% (Continued)
Insulet Corp. (a)	3,643	$158,689
Neogen Corp. (a)	3,232	209,628
NuVasive, Inc. (a)	3,180	237,737
		1,020,108
Health Care Providers & Services 1.37%
Acadia Healthcare Co., Inc. (a)	3,841	171,770

Health Care Technology 2.70%
Omnicell, Inc. (a)	8,887	337,928

Hotels, Restaurants & Leisure 5.35%
Chuy’s Holdings, Inc. (a)	6,322	180,177
Planet Fitness, Inc.	8,992	193,418
Sonic Corp.	7,986	201,886
Zoe’s Kitchen, Inc. (a)	5,237	93,847
		669,328
Internet Software & Services 8.38%
Benefitfocus, Inc. (a)	4,434	117,723
Carbonite, Inc. (a)	7,608	147,975
Envestnet, Inc. (a)	7,216	278,898
SPS Commerce, Inc. (a)	5,712	316,045
Stamps.com, Inc. (a)	1,478	186,376
		1,047,017
IT Services 6.97%
Blackhawk Network Holdings, Inc. (a)	8,633	314,673
Echo Global Logistics, Inc. (a)	7,744	169,206
Euronet Worldwide, Inc. (a)	4,682	387,576
		871,455
Life Sciences Tools & Services 5.11%
Accelerate Diagnostics, Inc. (a)	3,705	94,478
Albany Molecular Research, Inc. (a)	11,489	171,990
ICON PLC (a)(b)	3,223	269,991
INC Research Holdings, Inc. (a)	2,334	101,879
		638,338

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Machinery 4.45%
Lydall, Inc. (a)	3,515	$178,210
Manitowoc Foodservice, Inc. (a)	12,832	244,578
Woodward, Inc.	1,902	133,996
		556,784
Oil, Gas & Consumable Fuels 1.95%
RSP Permian, Inc. (a)	6,160	243,258

Pharmaceuticals 2.39%
Aratana Therapeutics, Inc. (a)	13,277	87,761
Heska Corp. (a)	2,275	210,983
		298,744
Professional Services 4.86%
On Assignment, Inc. (a)	5,471	258,176
WageWorks, Inc. (a)	4,546	350,042
		608,218
Semiconductors & Semiconductor Equipment 1.61%
Cavium, Inc. (a)	3,080	201,771

Software 10.59%
Blackbaud, Inc.	3,577	255,827
Ellie Mae, Inc. (a)	2,236	213,672
Imperva, Inc. (a)	4,014	164,574
Manhattan Associates, Inc. (a)	5,701	285,905
Proofpoint, Inc. (a)	2,298	181,014
Tyler Technologies, Inc. (a)	1,466	222,319
		1,323,311
Specialty Retail 2.41%
Five Below, Inc. (a)	7,812	301,153
TOTAL COMMON STOCKS (Cost $10,638,460)		12,245,616

REAL ESTATE INVESTMENT TRUSTS 1.13%
CyrusOne, Inc.	2,779	141,451
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $139,948)		141,451

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 0.95%

Money Market Fund 0.95%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.450% (c)	118,784	$118,784
TOTAL SHORT-TERM INVESTMENTS
(Cost $118,784)		118,784

Total Investments (Cost $10,897,192) 100.04%		12,505,851
Liabilities in Excess of Other Assets (0.04)%		(5,504)
TOTAL NET ASSETS 100.00%		$12,500,347

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2017.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Geneva Advisors, LLC.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund
Schedule of Investments
February 28, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 95.73%

Brazil 8.31%
B2W Cia Digital	34,000	$134,426
MercadoLibre, Inc.	1,154	243,344
Petroleo Brasileiro SA (a)	41,500	201,533
Raia Drogasil SA	12,580	239,828
WEG SA	52,900	287,860
		1,106,991
China 21.80%
Alibaba Group Holding Ltd. - ADR (a)	3,135	322,592
Autohome, Inc. - Class A - ADR (a)	4,663	154,905
Baidu, Inc. - Class A - ADR (a)	1,191	207,389
China Construction Bank Corp. - Class H	366,500	301,755
China Mobile Ltd.	20,700	228,323
CNOOC Ltd. - ADR	2,363	280,464
JD.com, Inc. - Class A - ADR (a)	8,360	255,565
Shenzhou International Group Holdings Ltd.	38,200	228,076
TAL Education Group - Class A - ADR (a)	2,479	214,359
Tencent Holdings Ltd.	22,400	594,428
Yum! China Holdings, Inc. (a)	4,443	118,139
		2,905,995
Hong Kong 4.97%
AIA Group Ltd.	47,300	298,555
HKBN Ltd.	140,700	163,941
Vitasoy International Holdings Ltd.	101,700	200,087
		662,583
India 7.14%
HDFC Bank Ltd. - ADR	5,892	422,398
Housing Development Finance Corp. Ltd.	6,900	141,478
ITC Ltd.	55,000	215,861
Tata Motors, Ltd. - ADR	5,126	172,182
		951,919
Indonesia 3.66%
Astra International Tbk PT	328,000	201,679
Mitra Keluarga Karyasehat Tbk PT	920,000	175,741
Telekomunikasi Indonesia Persero Tbk PT - Class B	382,800	109,906
		487,326

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Malaysia 2.80%
IHH Healthcare Bhd.	177,000	$239,524
My E.G. Services Bhd	364,000	133,600
		373,124
Mexico 3.98%
Cemex SAB de CV (a)	222,170	187,542
Gruma SAB de CV - Class B	14,700	193,098
Grupo Aeroportuario del Centro Norte,
SAB de CV - Class B	31,300	149,930
		530,570
Peru 2.66%
Credicorp Ltd.	2,157	355,085

Philippines 2.07%
Century Pacific Food, Inc.	399,500	129,687
D&L Industries, Inc.	561,900	146,317
		276,004
Republic of Korea 12.16%
Amorepacific Corp.	860	228,809
Coway Co. Ltd.	2,880	227,698
NAVER Corp.	280	191,970
POSCO	900	225,053
Samsung Electronics Co. Ltd.	440	747,751
		1,621,281
Russia 7.24%
Lukoil PJSC	8,200	434,798
Sberbank of Russia PJSC - ADR	16,527	180,971
Yandex NV - Class A (a)	15,494	348,615
		964,384
South Africa 1.45%
Sasol Ltd.	6,800	193,433

Taiwan 11.12%
Chunghwa Telecom Co. Ltd. - ADR	10,767	353,911
Hon Hai Precision Industry Co. Ltd. - ADR	50,093	296,551

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund
Schedule of Investments (Continued)
February 28, 2017 (Unaudited)

	Shares	Value
Taiwan 11.12% (Continued)
Silicon Motion Technology Corp. - ADR	3,236	$131,349
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	22,237	699,798
		1,481,609
Thailand 2.99%
Airports of Thailand PCL	166,000	184,209
Kasikornbank PCL	39,300	214,034
		398,243
Turkey 1.06%
Turkiye Garanti Bankasi AS - ADR	58,142	140,704

United States 2.32%
Southern Copper Corp.	8,436	309,264
TOTAL COMMON STOCKS (Cost $11,515,635)		12,758,515

PREFERRED STOCKS 2.93%

Brazil 2.93%
Itau Unibanco Holding SA	30,500	390,577
TOTAL PREFERRED STOCKS (Cost $266,331)		390,577

Total Investments (Cost $11,781,966) 98.66%		13,149,092
Other Assets in Excess of Liabilities 1.34%		178,991
TOTAL NET ASSETS 100.00%		$13,328,083

(a)	Non-income producing security.

Abbreviations:
ADR	American Depositary Receipt
Bhd.	Berhad is a term to indicate a private limited company in Malaysia.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PCL	Public Company Limited is a publicly traded company, which signifies that shareholders have limited liability.
PJSC	Public Joint Stock Company is a term denoting a company whose stock is owned jointly by its shareholders.
PT	Perseroan Terbuka is an Indonesian term for a limited liability company.
SA	Abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anónima Busastil de Capital Variable is a term for a publicly traded company in Mexico.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Geneva Advisors Funds
Statements of Assets & Liabilities
February 28, 2017 (Unaudited)

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
ASSETS
Investments, at value (cost $85,758,617,
$77,474,429, and $14,330,526, respectively)	$133,123,989	$106,687,972	$16,499,741
Cash	—	—	510
Foreign currencies (Cost $—, $—,
and $256,509, respectively)	—	—	255,153
Receivable for Fund shares sold	66,091	45,104	—
Dividends and interest receivable	51,744	193,640	36,444
Receivable from Advisor	—	—	11,092
Other assets	13,979	10,666	13,534
TOTAL ASSETS	133,255,803	106,937,382	16,816,474

LIABILITIES
Payable for Fund shares redeemed	66,006	174,408	31,429
Payable for investments purchased	—	1,031,301	—
Payable to affiliates	43,158	46,720	20,623
Payable to Advisor	67,379	47,659	—
Payable for distribution fees	2,397	3,669	1,310
Payable for shareholder servicing fees	18,645	13,808	3,149
Accrued expenses and other liabilities	36,368	34,874	30,221
TOTAL LIABILITIES	233,953	1,352,439	86,732
NET ASSETS	$133,021,850	$105,584,943	$16,729,742
Net assets consist of:
Paid-in capital	82,012,693	75,834,212	16,964,022
Accumulated net investment income (loss)	(1,136,816)	435,663	(11,289)
Accumulated net realized gain (loss)	4,780,601	101,525	(2,390,715)
Net unrealized appreciation (depreciation) on:
Investments	47,365,372	29,213,543	2,169,215
Foreign currency translation	—	—	(1,491)
NET ASSETS	$133,021,850	$105,584,943	$16,729,742
CLASS R SHARES
Net assets	$3,578,013	$1,897,814	$211,422
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	147,053	55,914	9,937
Net asset value, redemption price
and offering price per share(1)	$24.33	$33.94	$21.28
CLASS I SHARES
Net assets	$129,443,837	$103,687,129	$16,518,320
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,126,431	3,042,154	758,093
Net asset value, redemption price
and offering price per share(1)	$25.25	$34.08	$21.79

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Assets & Liabilities (Continued)
February 28, 2017 (Unaudited)

	Small Cap	Emerging
	Opportunities	Markets
	Fund	Fund
ASSETS
Investments, at value (cost $10,897,192,
and $11,781,966, respectively)	$12,505,851	$13,149,092
Foreign currencies (Cost $— and $76,918, respectively)	—	77,257
Receivable for Fund shares sold	184,400	89,625
Receivable for investments sold	—	867,516
Dividends and interest receivable	4,753	32,251
Receivable from Advisor	12,042	14,810
Receivable for currency	—	89,899
Other assets	27,526	27,052
TOTAL ASSETS	12,734,572	14,347,502

LIABILITIES
Payable for Fund shares redeemed	187,720	236,370
Payable for investments purchased	—	253,386
Payable for currencies	—	89,752
Payable to custodian	—	391,222
Payable to affiliates	19,745	27,066
Payable for distribution fees	214	150
Payable for shareholder servicing fees	809	274
Accrued expenses and other liabilities	25,737	21,199
TOTAL LIABILITIES	234,225	1,019,419
NET ASSETS	$12,500,347	$13,328,083
Net assets consist of:
Paid-in capital	12,753,412	12,929,576
Accumulated net investment income (loss)	(62,594)	(12,675)
Accumulated net realized gain (loss)	(1,799,130)	(957,872)
Net unrealized appreciation (depreciation) on:
Investments	1,608,659	1,367,126
Foreign currency translation	—	1,928
NET ASSETS	$12,500,347	$13,328,083
CLASS R SHARES
Net assets	$129,681	$13,522
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,216	797
Net asset value, redemption price and offering price per share(1)	$20.86	$16.96
CLASS I SHARES
Net assets	$12,370,666	$13,314,561
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	586,640	779,840
Net asset value, redemption price and offering price per share(1)	$21.09	$17.07

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations
For the Period Ended February 28, 2017 (Unaudited)

	All Cap	Equity	International
	Growth Fund	Income Fund	Growth Fund
INVESTMENT INCOME
Dividend income(1)	$274,247	$1,161,451	$86,049
Interest income	1,927	5,870	254
TOTAL INVESTMENT INCOME	276,174	1,167,321	86,303

EXPENSES
Management fees	733,368	561,010	96,498
Administration fees	69,895	58,241	28,124
Fund accounting fees	26,733	25,257	27,095
Transfer agent fees and expenses	23,528	34,174	10,418
Audit and tax fees	15,734	12,270	14,453
Federal and state registration fees	14,693	15,697	14,213
Custody fees	7,958	5,321	13,030
Reports to shareholders	6,636	5,923	395
Chief Compliance Officer fees	5,973	4,325	4,625
Legal fees	5,811	5,333	5,920
Distribution fees - Class R shares	5,327	2,405	303
Trustees’ fees	2,752	2,752	2,752
Interest expense	1,624	—	670
Shareholder servicing fees - Class R shares	—	—	117
Other expenses	5,063	5,364	3,103
TOTAL EXPENSES	925,095	738,072	221,716
Less waivers and reimbursement
by Advisor (Note 4)	(182,644)	(173,695)	(124,124)
NET EXPENSES	742,451	564,377	97,592

NET INVESTMENT INCOME (LOSS)	(466,277)	602,944	(11,289)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	7,790,327	2,182,923	(95,366)
Net realized loss on foreign currency translation	—	—	(23,892)
Net change in unrealized
appreciation (depreciation) on:
Investments	(3,193,423)	6,510,226	292,433
Foreign currency translation	—	—	341
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	4,596,904	8,693,149	173,516
NET INCREASE IN NET ASSETS
FROM OPERATIONS	$4,130,627	$9,296,093	$162,227

(1)	Net of $—, $2,851, and $7,982 in foreign withholding tax and issuance fees for the All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations (Continued)
For the Period Ended February 28, 2017 (Unaudited)

	Small Cap	Emerging
	Opportunities	Markets
	Fund	Fund
INVESTMENT INCOME
Dividend income(1)	$18,823	$81,404
Interest income	574	256
TOTAL INVESTMENT INCOME	19,397	81,660

EXPENSES
Management fees	70,319	87,889
Administration fees	22,187	29,870
Fund accounting fees	16,929	29,456
Transfer agent fees and expenses	8,973	9,375
Audit and tax fees	14,280	11,384
Federal and state registration fees	16,523	18,991
Custody fees	3,316	13,244
Reports to shareholders	524	624
Chief Compliance Officer fees	4,519	4,519
Legal fees	5,333	5,239
Distribution fees - Class R shares	172	93
Trustees’ fees	2,752	2,934
Shareholder servicing fees - Class R shares	67	36
Other expenses	2,834	2,839
TOTAL EXPENSES	168,728	216,493
Less waivers and reimbursement by Advisor (Note 4)	(117,644)	(128,474)
NET EXPENSES	51,084	88,019

NET INVESTMENT LOSS	(31,687)	(6,359)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	214,799	(233,836)
Net realized loss on foreign currency translation	—	(12,118)
Net change in unrealized appreciation (depreciation) on:
Investments	292,469	312,463
Foreign currency translation	—	2,596
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	507,268	69,105
NET INCREASE IN NET ASSETS FROM OPERATIONS	$475,581	$62,746

(1)	Net of $498, and $14,915 in foreign withholding tax and issuance fees for the Small Cap Opportunities Fund, and Emerging Markets Fund respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
FROM OPERATIONS
Net investment loss	$(466,277)	$(1,169,019)
Net realized gain on investments	7,790,327	6,990,603
Net change in unrealized
appreciation (depreciation) on investments	(3,193,423)	1,421,297
Net increase in net assets from operations	4,130,627	7,242,881

FROM DISTRIBUTIONS
Net realized gain on investments - Class R	(301,599)	(2,179,682)
Net realized gain on investments - Class I	(8,939,944)	(10,709,644)
Net decrease in net assets resulting from distributions paid	(9,241,543)	(12,889,326)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	111,156	1,536,789
Proceeds from shares sold - Class I	8,124,994	31,084,459
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	299,824	2,167,256
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	8,622,882	9,976,690
Payments for shares redeemed - Class R(1)	(1,843,721)	(23,353,346)
Payments for shares redeemed - Class I(2)	(20,361,055)	(34,508,516)
Net decrease in net assets from capital share transactions	(5,045,920)	(13,096,668)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,156,836)	(18,743,113)

NET ASSETS:
Beginning of Period	143,178,686	161,921,799
End of Period	$133,021,850	$143,178,686
ACCUMULATED NET INVESTMENT LOSS	$(1,136,816)	$(670,539)

(1)	Net of redemption fees of $2 and $199 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.
(2)	Net of redemption fees of $1,408 and $3,728 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
FROM OPERATIONS
Net investment income	$602,944	$447,099
Net realized gain (loss) on investments	2,182,923	(330,155)
Net change in unrealized appreciation on investments	6,510,226	1,871,719
Net increase in net assets from operations	9,296,093	1,988,663

FROM DISTRIBUTIONS
Net investment income - Class R	(6,240)	(29,496)
Net investment income - Class I	(459,157)	(1,743,116)
Net realized gain on investments - Class R	—	(56,806)
Net realized gain on investments - Class I	—	(2,111,519)
Net decrease in net assets resulting from distributions paid	(465,397)	(3,940,937)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	61,496	392,939
Proceeds from shares sold - Class I	3,659,367	31,663,339
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	6,059	85,216
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	447,979	3,670,862
Payments for shares redeemed - Class R(1)	(499,193)	(4,456,163)
Payments for shares redeemed - Class I(2)	(10,635,571)	(153,996,275)
Net decrease in net assets from capital share transactions	(6,959,863)	(122,640,082)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,870,833	(124,592,356)

NET ASSETS:
Beginning of Period	103,714,110	228,306,466
End of Period	$105,584,943	$103,714,110
ACCUMULATED NET INVESTMENT INCOME	$435,663	$298,116

(1)	Net of redemption fees of $545 and $13 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.
(2)	Net of redemption fees of $0 and $1 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
FROM OPERATIONS
Net investment income (loss)	$(11,289)	$109,205
Net realized loss on investments	(95,366)	(837,504)
Net realized loss on foreign currency translation	(23,892)	(38,126)
Net change in unrealized appreciation on:
Investments	292,433	1,545,396
Foreign currency translation	341	84,127
Net increase in net assets from operations	162,227	863,098

FROM DISTRIBUTIONS
Net investment income - Class R	(3,155)	—
Net investment income - Class I	(64,483)	—
Net decrease in net assets resulting from distributions paid	(67,638)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	7,046	75,925
Proceeds from shares sold - Class I	750,546	3,949,039
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	3,086	—
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	64,483	—
Payments for shares redeemed - Class R(1)	(66,677)	(805,377)
Payments for shares redeemed - Class I(2)	(3,193,449)	(4,102,758)
Net decrease in net assets from capital share transactions	(2,434,965)	(883,171)
TOTAL DECREASE IN NET ASSETS	(2,340,376)	(20,073)

NET ASSETS:
Beginning of Period	19,070,118	19,090,191
End of Period	$16,729,742	$19,070,118
ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(11,289)	$67,638

(1)	Net of redemption fees of $0 and $0 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.
(2)	Net of redemption fees of $401 and $18 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
FROM OPERATIONS
Net investment loss	$(31,687)	$(68,416)
Net realized gain (loss) on investments	214,799	(1,546,180)
Net change in unrealized appreciation on investments	292,469	1,913,139
Net increase in net assets from operations	475,581	298,543

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	17,500	148,092
Proceeds from shares sold - Class I	1,948,610	4,806,573
Payments for shares redeemed - Class R(1)	(43,245)	(422,439)
Payments for shares redeemed - Class I(2)	(1,660,280)	(5,549,068)
Net increase (decrease) in net assets
from capital share transactions	262,585	(1,016,842)
TOTAL INCREASE (DECREASE) IN NET ASSETS	738,166	(718,299)

NET ASSETS:
Beginning of Period	11,762,181	12,480,480
End of Period	$12,500,347	$11,762,181
ACCUMULATED NET INVESTMENT LOSS	$(62,594)	$(30,907)

(1)	Net of redemption fees of $0 and $0 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.
(2)	Net of redemption fees of $0 and $144 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund
Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
FROM OPERATIONS
Net investment income (loss)	$(6,359)	$20,968
Net realized loss on investments	(233,836)	(521,075)
Net realized loss on foreign currency translation	(12,118)	(5,650)
Net change in unrealized appreciation on:
Investments	312,463	1,274,869
Foreign currency translation	2,596	51,658
Net increase in net assets from operations	62,746	820,770

FROM DISTRIBUTIONS
Net investment income - Class I	(1,684)	(3,049)
Net decrease in net assets resulting from distributions paid	(1,684)	(3,049)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	—	21,603
Proceeds from shares sold - Class I	1,549,575	12,256,223
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	1,089	2,380
Payments for shares redeemed - Class R(1)	(69,640)	(131,068)
Payments for shares redeemed - Class I(2)	(2,320,719)	(703,286)
Net increase (decrease) in net assets
from capital share transactions	(839,695)	11,445,852
TOTAL INCREASE (DECREASE) IN NET ASSETS	(778,633)	12,263,573

NET ASSETS:
Beginning of Period	14,106,716	1,843,143
End of Period	$13,328,083	$14,106,716
ACCUMULATED NET INVESTMENT LOSS	$(12,675)	$(4,632)

(1)	Net of redemption fees of $0 and $0 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.
(2)	Net of redemption fees of $649 and $1,618 for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,
	2017	Year Ended August 31,
	(Unaudited)	2016	2015		2014	2013	2012
Net Asset Value,
Beginning of Period	$25.48	$26.08	$28.75		$25.59	$22.12	$22.69

Income (loss) from
investment operations:
Net investment loss(1)	(0.13)	(0.27)	(0.33)		(0.37)	(0.14)	(0.24)
Net realized and unrealized
gain (loss) on investments	0.84	1.84	0.93		3.53	3.61	(0.34)
Total from investment operations	0.71	1.57	0.60		3.16	3.47	(0.58)

Less distributions paid:
From net realized
gain on investments	(1.86)	(2.17)	(3.27)		—	—	—
Total distributions paid	(1.86)	(2.17)	(3.27)		—	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01
Net Asset Value, End of Period	$24.33	$25.48	$26.08		$28.75	$25.59	$22.12
Total Return(3)	3.31%	6.17%	2.27%		12.35%	15.69%	(2.51)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$3,578	$5,219	$26,951		$33,299	$56,488	$51,033
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.62%	1.70%	1.71	%(5)	1.63%	1.70%	1.71%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.45%	1.45%	1.46	%(5)	1.46%	1.45%	1.45%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(4)	(1.23)%	(1.37)%	(1.46)%		(1.50)%	(0.84)%	(1.35)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements(4)	(1.05)%	(1.12)%	(1.21)%		(1.33)%	(0.59)%	(1.09)%
Portfolio turnover rate(3)	16.2%	46.4%	53.6%		73.2%	89.3%	102.2%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)
The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver expense reimbursement ratios excluding interest expense were 1.70% and 1.45%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,
	2017	Year Ended August 31,
	(Unaudited)	2016	2015		2014	2013	2012
Net Asset Value,
Beginning of Period	$26.32	$26.78	$29.34		$26.03	$22.42	$22.91

Income (loss) from
investment operations:
Net investment loss(1)	(0.08)	(0.19)	(0.24)		(0.29)	(0.06)	(0.16)
Net realized and unrealized
gain (loss) on investments	0.87	1.90	0.95		3.60	3.67	(0.33)
Total from investment operations	0.79	1.71	0.71		3.31	3.61	(0.49)

Less distributions paid:
From net realized
gain on investments	(1.86)	(2.17)	(3.27)		—	—	—
Total distributions paid	(1.86)	(2.17)	(3.27)		—	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Period	$25.25	$26.32	$26.78		$29.34	$26.03	$22.42
Total Return(3)	3.52%	6.54%	2.63%		12.72%	16.10%	(2.14)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$129,444	$137,960	$134,970		$158,927	$194,844	$192,219
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.38%	1.38%	1.36	%(5)	1.33%	1.35%	1.36%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.10%	1.10%	1.11	%(5)	1.10%	1.10%	1.10%
Ratio of net investment loss
to average net assets before
waiver and reimbursements(4)	(0.97)%	(1.02)%	(1.11)%		(1.26)%	(0.50)%	(1.00)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements(4)	(0.69)%	(0.74)%	(0.86)%		(1.03)%	(0.25)%	(0.74)%
Portfolio turnover rate(3)	16.2%	46.4%	53.6%		73.2%	89.3%	102.2%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)
The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver expense reimbursement ratios excluding interest expense were 1.35% and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,
	2017	Year Ended August 31,
	(Unaudited)	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$31.17	$30.65	$33.63	$28.90	$25.90	$23.34

Income (loss) from
investment operations:
Net investment income(1)	0.13	0.00	0.18	0.30	0.30	0.27
Net realized and unrealized
gain (loss) on investments	2.74	1.00	(2.03)	6.30	2.89	2.59
Total from investment operations	2.87	1.00	(1.85)	6.60	3.19	2.86

Less distributions paid:
From net investment income	(0.10)	(0.18)	(0.43)	(0.45)	(0.19)	(0.30)
From net realized
gain on investments	—	(0.30)	(0.70)	(1.42)	—	0.00 (2)
Total distributions paid	(0.10)	(0.48)	(1.13)	(1.87)	(0.19)	(0.30)
Paid-in capital from
redemption fees (Note 2)	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Period	$33.94	$31.17	$30.65	$33.63	$28.90	$25.90
Total Return(3)	9.24%	3.32%	(5.75)%	23.45%	12.36%	12.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,898	$2,173	$6,145	$7,808	$6,253	$4,831
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.69%	1.75%	1.71%	1.72%	1.75%	1.83%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income
(loss) to average net assets before
waiver and reimbursements(4)	0.62%	(0.30)%	0.27%	0.67%	0.76%	0.69%
Ratio of net investment income
to average net assets after
waiver and reimbursements(4)	0.86%	0.00%	0.53%	0.95%	1.06%	1.07%
Portfolio turnover rate(3)	10.8%	41.2%	52.4%	66.9%	88.0%	69.1%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,
	2017	Year Ended August 31,
	(Unaudited)	2016	2015	2014	2013	2012
Net Asset Value,
Beginning of Period	$31.29	$30.76	$33.73	$28.98	$25.98	$23.39

Income (loss) from
investment operations:
Net investment income(1)	0.19	0.08	0.30	0.40	0.39	0.35
Net realized and unrealized
gain (loss) on investments	2.75	1.04	(2.04)	6.33	2.91	2.59
Total from investment operations	2.94	1.12	(1.74)	6.73	3.30	2.94

Less distributions paid:
From net investment income	(0.15)	(0.29)	(0.53)	(0.56)	(0.30)	(0.35)
From net realized
gain on investments	—	(0.30)	(0.70)	(1.42)	—	0.00 (2)
Total distributions paid	(0.15)	(0.59)	(1.23)	(1.98)	(0.30)	(0.35)
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Period	$34.08	$31.29	$30.76	$33.73	$28.98	$25.98
Total Return(3)	9.41%	3.71%	(5.42)%	23.88%	12.76%	12.66%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$103,867	$101,542	$222,162	$226,383	$108,421	$87,750
Ratio of expenses to average
net assets before waiver
and reimbursements(4)	1.44%	1.41%	1.37%	1.37%	1.40%	1.47%
Ratio of expenses to average
net assets after waiver
and reimbursements(4)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income
(loss) to average net assets before
waiver and reimbursements(4)	0.85%	(0.06)%	0.62%	0.99%	1.10%	1.03%
Ratio of net investment income
to average net assets after
waiver and reimbursements(4)	1.19%	0.25%	0.89%	1.26%	1.40%	1.40%
Portfolio turnover rate(3)	10.8%	41.2%	52.4%	66.9%	88.0%	69.1%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,				Period Ended
	2017	Year Ended August 31,			August 31,
	(Unaudited)	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$21.27	$20.34	$23.38	$20.49	$20.00

Income (loss) from
investment operations:
Net investment income (loss)(2)	(0.05)	0.07	(0.10)	(0.06)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.34	0.86	(2.93)	2.95	0.52
Total from investment operations	0.29	0.93	(3.03)	2.89	0.49

Less distributions paid:
From net investment income	(0.28)	—	(0.01)	—	—
Total distributions paid	(0.28)	—	(0.01)	—	—
Paid-in capital from
redemption fees (Note 2)	—	—	0.00 (3)	0.00 (3)	—
Net Asset Value, End of Period	$21.28	$21.27	$20.34	$23.38	$20.49
Total Return(4)	1.45%	4.57%	(12.96)%	14.10%	2.45%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$211	$270	$989	$1,340	$416
Ratio of expenses to average net assets:
Before waiver and reimbursements(5)	2.87%	2.65%	2.46%	2.29%	17.90%
Excluding dividends
and interest expense	2.86%	2.65%	2.45%	2.29%	17.90%
After waiver and reimbursements(5)	1.46%	1.45%	1.45%	1.45%	1.45%
Excluding interest expense
and reimbursements(5)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment loss
before waiver and reimbursements(5)	(1.89)%	(0.86)%	(1.45)%	(1.12)%	(17.01)%
Ratio of net investment income (loss)
to average net assets after
waiver and reimbursements(5)	(0.48)%	0.34%	(0.45)%	(0.28)%	(0.56)%
Portfolio turnover rate(4)	18.7%	60.5%	71.0%	73.6%	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors International Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,				Period Ended
	2017	Year Ended August 31,			August 31,
	(Unaudited)	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$21.54	$20.51	$23.51	$20.52	$20.00

Income (loss) from
investment operations:
Net investment income (loss)(2)	(0.01)	0.12	(0.02)	0.01	(0.02)
Net realized and unrealized
gain (loss) on investments	0.34	0.91	(2.96)	2.95	0.54
Total from investment operations	0.33	1.03	(2.98)	2.96	0.52

Less distributions paid:
From net investment income	(0.08)	—	(0.02)	—	—
Total distributions paid	(0.08)	—	(0.02)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.00 (3)	0.03	—
Net Asset Value, End of Period	$21.79	$21.54	$20.51	$23.51	$20.52
Total Return(4)	1.57%	5.02%	(12.69)%	14.57%	2.60%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$16,550	$18,800	$18,101	$30,890	$10,871
Ratio of expenses to average net assets:
Before waiver and reimbursements(5)	2.52%	2.30%	2.09%	1.94%	6.81%
Excluding dividends
and interest expense	2.51%	2.29%	2.09%	1.94%	6.81%
After waiver and reimbursements(5)	1.11%	1.10%	1.10%	1.10%	1.10%
Excluding interest expense
and reimbursements(5)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss
before waiver and reimbursements(5)	(1.53)%	(0.60)%	(1.09)%	(0.78)%	(6.07)%
Ratio of net investment income (loss)
to average net assets after
waiver and reimbursements(5)	(0.12)%	0.60%	(0.10)%	0.05%	(0.37)%
Portfolio turnover rate(4)	18.7%	60.5%	71.0%	73.6%	11.9%

(1)	The Fund commenced operations on May 30, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,		Year Ended			Period Ended
	2017		August 31,			August 31,
	(Unaudited)		2016		2015	2014(1)
Net Asset Value, Beginning of Period	$20.09		$19.45		$18.26	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.09)		(0.18)		(0.24)	(0.16)
Net realized and unrealized
gain (loss) on investments	0.86		0.82		1.42	(1.58)
Total from investment operations	0.77		0.64		1.18	(1.74)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	—		—		0.01	—
Net Asset Value, End of Period	$20.86		$20.09		$19.45	$18.26
Total Return(3)	3.83%		3.29%		6.52%	(8.70)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$130		$151		$425	$245
Ratio of expenses to average net assets
before waiver and reimbursements(4)	3.22%		3.28%		6.07%	15.30%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.21	%(6)	1.30	%(5)	1.55%	1.55%
Ratio of net investment loss to average net
assets before waiver and reimbursements(4)	(2.90)%		(2.93)%		(5.70)%	(15.02)%
Ratio of net investment loss to average net
assets after waiver and reimbursements(4)	(0.89)%		(0.95)%		(1.19)%	(1.27)%
Portfolio turnover rate(3)	33.1%		82.3%		48.6%	156.5%

(1)	The Fund commenced operations on December 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	Effective January 1, 2016, the expense cap was lowered to 1.15% from 1.55%.
(6)	Effective January 1, 2017 the expense cap was raised to 1.35% from 1.15%.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Small Cap Opportunities Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended
	February 28,		Year Ended			Period Ended
	2017		August 31,			August 31,
	(Unaudited)		2016		2015	2014(1)
Net Asset Value, Beginning of Period	$20.27		$19.56		$18.30	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.05)		(0.11)		(0.18)	(0.12)
Net realized and unrealized
gain (loss) on investments	0.87		0.82		1.43	(1.58)
Total from investment operations	0.82		0.71		1.25	(1.70)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	—		0.00	(3)	0.01	—
Net Asset Value, End of Period	$21.09		$20.27		$19.56	$18.30
Total Return(4)	4.05%		3.63%		6.89%	(8.50)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$12,371		$11,611		$12,055	$1,690
Ratio of expenses to average net assets
before waiver and reimbursements(5)	2.88%		2.86%		4.84%	11.14%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	0.87	%(7)	0.94	%(6)	1.20%	1.20%
Ratio of net investment loss to average net
assets before waiver and reimbursements(5)	(2.55)%		(2.52)%		(4.48)%	(10.89)%
Ratio of net investment loss to average net
assets after waiver and reimbursements(5)	(0.54)%		(0.60)%		(0.84)%	(0.95)%
Portfolio turnover rate(4)	33.1%		82.3%		48.6%	156.5%

(1)	The Fund commenced operations on December 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	Effective January 1, 2016, the expense cap was lowered to 0.80% from 1.20%.
(7)	Effective January 1, 2017 the expense cap was raised to 1.00% from 0.80%.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended	Year	Period
	February 28,	Ended	Ended
	2017	August 31,	August 31,
	(Unaudited)	2016	2015(1)
Net Asset Value, Beginning of Period	$16.89	$15.37	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	0.11	1.57	(4.67)
Total from investment operations	0.07	1.52	(4.65)

Less distributions paid:
Paid-in capital from redemption fees (Note 2)	—	—	0.02
Net Asset Value, End of Period	$16.96	$16.89	$15.37
Total Return(4)	0.41%	9.89%	(23.15)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$14	$83	$182
Ratio of expenses to average net assets
before waiver and reimbursements(4)	3.39%	8.59%	16.02%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	1.60%	1.60%	1.60%
Ratio of net investment loss to average net
assets before waiver and reimbursements(4)	(2.22)%	(7.33)%	(14.24)%
Ratio of net investment income (loss) to average
net assets after waiver and reimbursements(4)	(0.43)%	(0.34)%	0.17%
Portfolio turnover rate(3)	31.8%	94.0%	70.6%

(1)	The Fund commenced operations on November 26, 2014.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Emerging Markets Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended	Year	Period
	February 28,	Ended	Ended
	2017	August 31,	August 31,
	(Unaudited)	2016	2015(1)
Net Asset Value, Beginning of Period	$16.97	$15.39	$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.01)	0.06	0.05
Net realized and unrealized
gain (loss) on investments	0.11	1.53	(4.66)
Total from investment operations	0.10	1.59	(4.61)

Less distributions paid:
From net investment income	0.00 (3)	(0.01)	—
Total distributions paid	0.00	(0.01)	—
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.01
Net Asset Value, End of Period	$17.07	$16.97	$15.39
Total Return(4)	0.66%	10.34%	(23.05)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$13,315	$14,024	$1,661
Ratio of expenses to average net assets
before waiver and reimbursements(5)	3.08%	5.32%	17.37%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.25%	1.25%	1.25%
Ratio of net investment loss to average net
assets before waiver and reimbursements(5)	(1.92)%	(3.67)%	(15.74)%
Ratio of net investment income (loss) to average
net assets after waiver and reimbursements(5)	(0.09)%	0.40%	0.38%
Portfolio turnover rate(4)	31.8%	94.0%	70.6%

(1)	The Fund commenced operations on November 26, 2014.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Notes to Financial Statements
February 28, 2017 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Geneva Advisors Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust.  The investment objective of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”), the Geneva Advisors International Growth Fund (the “International Growth Fund”), the Geneva Advisors Small Cap Opportunities Fund (the “Small Cap Opportunities Fund”) and the Geneva Advisors Emerging Markets Fund (the “Emerging Markets Fund”) is long-term capital appreciation.  The investment objective of the Geneva Advisors Equity Income Fund (the “Equity Income Fund”) is current income, with a secondary objective of modest capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  Each Fund currently offers Class R shares and Class I shares.  The two classes differ principally in their respective distribution expenses.  Each class of shares has identical rights and privileges except with respect to the distribution expenses and voting rights on matters affecting a single share class.  The All Cap Growth Fund commenced operations on September 28, 2007.  The Equity Income Fund commenced operations on April 30, 2010.  The International Growth Fund commenced operations on May 30, 2013.  The Small Cap Opportunities Fund commenced operations December 27, 2013.  The Emerging Markets Fund commenced operations on November 26, 2014.  Costs incurred by each Fund in connection with the organization, registration and the initial public offering of shares were paid by Geneva Advisors, LLC (the “Advisor”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

Fund securities listed on the NASDAQ Stock Market, LLC. (“NASDAQ”) will be valued at their last sales price on that exchange on the date as of which assets are valued.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day, or at the latest sale price on the “Composite Market” (defined as the consolidation of the trade information provided by national and foreign securities exchanges and over-the-counter markets, as published by an approved pricing service (a “Pricing Service”) for the day such security is being valued).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized on a constant yield 2 methodology until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Funds calculate their net asset value (“NAV”), whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board will regularly evaluate whether the Funds fair

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and set out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of the valuation level for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2017:

All Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$127,918,148	$—	$—	$127,918,148
Real Estate
Investment Trusts	3,877,543	—	—	3,877,543
Total Equity	131,795,691	—	—	131,795,691
Short-Term Investments	1,328,298	—	—	1,328,298
Total Investments
in Securities	$133,123,989	$—	$—	$133,123,989

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$90,239,958	$—	$—	$90,239,958
Real Estate
Investment Trusts	12,262,828	—	—	12,262,828
Total Equity	102,502,786	—	—	102,502,786
Short-Term Investments	4,185,186	—	—	4,185,186
Total Investments
in Securities	$106,687,972	$—	$—	$106,687,972

International Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$6,796,032	$8,717,236	$—	$15,513,268
Preferred Stock(1)	—	310,928	—	310,928
Real Estate
Investment Trusts(1)	183,878	—	—	183,878
Total Equity	6,979,910	9,028,164	—	16,008,074
Short-Term Investments	491,667	—	—	491,667
Total Investments
in Securities	$7,471,577	$9,028,164	$—	$16,499,741

Small Cap Opportunities Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$12,245,616	$—	$—	$12,245,616
Real Estate
Investment Trusts	141,451	—	—	141,451
Total Equity	12,387,067	—	—	12,387,067
Short-Term Investments	118,784	—	—	118,784
Total Investments
in Securities	$12,505,851	$—	$—	$12,505,851

Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$5,939,834	$6,818,681	$—	$12,758,515
Preferred Stock(1)	—	390,577	—	390,577
Total Equity	5,939,834	7,209,258	—	13,149,092
Total Investments
in Securities	$5,939,834	$7,209,258	$—	$13,149,092

(1) See the Schedule of Investments for industry or geographic classifications.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

Transfers between Levels are recognized as of the beginning and end of the financial reporting period.  There were no significant transfers between levels for the All Cap Growth Fund, Equity Income Fund, International Growth Fund, and Small Cap Opportunities Fund.

Transfers for the Emerging Markets Fund were as follows:

Transfers into Level 1	$296,551
Transfers out of Level 1	(1,047,953)
Net transfers in and/or out of Level 1	$(751,402)

Transfers into Level 2	$1,047,953
Transfers out of Level 2	(296,551)
Net transfers in and/or out of Level 2	$751,402

Transfers in and out of Level 1 and Level 2 resulted from foreign securities which were priced using a systematic fair valuation model.
The Funds did not hold any Level 3 securities throughout the period. The Funds did not hold any derivative instruments throughout the period.
(b)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds charge a 2.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. The following table details redemption fees retained by the Funds.

	Period Ended	Year Ended
	February 28, 2017	August 31, 2016
All Cap Growth Fund
Class R	$2	$199
Class I	1,408	3,728

Equity Income Fund
Class R	545	13
Class I	—	1

International Growth Fund
Class R	—	—
Class I	401	18

Small Cap Opportunities Fund
Class R	—	—
Class I	—	144

Emerging Markets Fund
Class R	—	—
Class I	649	1,618

(f)	Expenses

Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution (12b-1) and service fees, are recorded to the specific class.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(g)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method for best tax relief order. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid to shareholders were as follows(1):

	Ordinary Income	Long-Term Capital Gains
All Cap Growth Fund
Year Ended August 31, 2016	$—	$12,889,326
Year Ended August 31, 2015	$—	$19,224,647

	Ordinary Income	Long-Term Capital Gains
Equity Income Fund
Year Ended August 31, 2016	$1,772,665	$2,168,272
Year Ended August 31, 2015	$3,785,356	$4,925,103

	Ordinary Income	Long-Term Capital Gains
International Growth Fund
Year Ended August 31, 2016	$—	$—
Year Ended August 31, 2015	$19,154	$—

	Ordinary Income	Long-Term Capital Gains
Emerging Markets Fund
Year Ended August 31, 2016	$3,049	$—
Period Ended August 31, 2015	$—	$—

(1)	There were no distributions paid to shareholders of the Small Cap Opportunities Fund during the fiscal years ended August 31, 2016 and August 31, 2015.

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	All Cap	Equity
	Growth Fund	Income Fund
Cost basis of investments for
federal income tax purposes	$93,825,835	$79,542,625
Gross tax unrealized appreciation	50,849,606	25,368,370
Gross tax unrealized depreciation	(488,798)	(1,306,239)
Net tax unrealized appreciation	50,360,808	24,062,131
Undistributed ordinary income	—	268,995
Undistributed long-term capital gain	6,429,804	—
Total distributable earnings	6,429,804	268,995
Other accumulated losses	(670,539)	(3,411,091)
Total accumulated gains	$56,120,073	$20,920,035

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

		Small Cap	Emerging
	International	Opportunities	Markets
	Growth Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$17,079,990	$10,778,904	$13,110,952
Gross tax unrealized appreciation	2,339,756	1,695,184	1,212,551
Gross tax unrealized depreciation	(539,971)	(590,541)	(238,222)
Net tax unrealized
appreciation (depreciation)	1,799,785	1,104,643	974,329
Undistributed ordinary income	67,638	—	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	67,638	—	—
Other accumulated losses	(2,196,292)	(1,833,289)	(636,884)
Total accumulated gains (losses)	$(328,869)	$(728,646)	$337,445

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and partnership basis adjustments.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended August 31, 2016, the following table shows the reclassifications made:

			International	Small Cap	Emerging
	All Cap	Equity	Growth	Opportunities	Markets
	Growth Fund	Income Fund	Fund	Fund	Fund
Undistributed
Net Investment
Income (Loss)	$1,457,168	$1,182,578	$(26,848)	$76,750	$(25,600)
Accumulated
Net Realized
Gain (Loss)	—	(1,230,312)	26,848	—	29,284
Paid-in Capital	(1,457,168)	47,734	—	(76,750)	(3,684)

At August 31, 2016, the Emerging Markets, Equity Income, International Growth and Small Cap Opportunities Funds had short-term capital losses of $220,226, $1,306,799, $1,379,618 and $764,025, respectively, which will be carried forward indefinitely to offset future realized capital gains.

At August 31, 2016, the following funds deferred, on a tax basis, late-year ordinary losses and post-October capital losses of:

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

	Ordinary Late	Post-October
	Year Loss	Capital Loss
All Cap Growth Fund	$670,539	$—
Equity Income Fund	—	—
International Growth Fund	—	814,842
Small Cap Opportunities Fund	30,907	1,038,357
Emerging Markets Fund	4,632	411,358

The Funds had no material uncertain tax positions and had not recorded a liability for unrecognized tax benefits as of August 31, 2016.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2016.  At August 31, 2016, the fiscal years 2013-2016 remain open to examination for the All Cap Growth Fund, the International Growth Fund and the Equity Income Fund in each Fund’s major tax jurisdictions.  The fiscal years 2014-2016 remain open to examination for the Small Cap Opportunities Fund in the Fund’s major tax jurisdictions.  The fiscal year 2015-2016 remains open to examination for the Emerging Markets Fund in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following annual rates based on each Funds’ average daily net assets:

Rate
All Cap Growth Fund	1.10%
Equity Income Fund	1.10%
International Growth Fund	1.10%
Small Cap Opportunities Fund	1.20%
Emerging Markets Fund	1.25%

The Advisor has agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration dates listed below, at the discretion of the Advisor and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive generally of interest and tax expenses, brokerage commissions, acquired fund fees and expenses, extraordinary and non-recurring expenses such as litigation) do not exceed each Fund’s Expense Limitation Cap, listed below, of each Fund’s average daily net assets.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

	Expense Limitation Cap
	Class R	Class I	Expiration Date
All Cap Growth Fund	1.45%	1.10%	December 29, 2017
Equity Income Fund	1.45%	1.10%	December 29, 2017
International Growth Fund	1.45%	1.10%	December 29, 2017
Small Cap Opportunities Fund*	1.35%	1.00%	December 31, 2018
Emerging Markets Fund	1.60%	1.25%	December 29, 2017

*
Prior to January 1, 2017 the expense limitation was 1.15% and 0.80% for Class R and Class I, respectively.  The ratios noted will be in effect until December 31, 2017.  The ratios for Class R shares and Class I shares will increase to 1.55% and 1.20%, respectively, until December 31, 2018.

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap	Equity	International	Small Cap	Emerging
	Growth	Income	Growth	Opportunities	Markets
	Fund	Fund	Fund	Fund	Fund
August 31, 2017	$287,283	$331,577	$124,707	$93,090	$—
August 31, 2018	425,449	648,625	253,291	199,489	197,427
August 31, 2019	410,399	561,552	222,725	213,716	232,535
February 28, 2019	182,644	173,695	124,124	117,644	128,474

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes them to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class R shares for services to prospective Fund shareholders and distribution of Fund shares, and 0.10% of each Fund’s average daily net assets of Class R shares for shareholder servicing.  During the period ended February 28, 2017, the Funds incurred distribution and shareholder servicing fees as follows:

		Shareholder
	Distribution Fees	Servicing Fees
All Cap Growth Fund	$5,327	$—
Equity Income Fund	$2,405	$—
International Growth Fund	$303	$117
Small Cap Opportunities Fund	$172	$67
Emerging Markets Fund	$93	$36

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fees and expenses incurred for the six months ended February 28, 2017, and owed as of February 28, 2017 are as follows:

Administration	Incurred	Owed
All Cap Growth Fund	$69,895	$23,296
Equity Income Fund	$58,241	$21,794
International Growth Fund	$28,124	$9,352
Small Cap Opportunities Fund	$22,187	$9,019
Emerging Markets Fund	$29,870	$11,570

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the six months ended February 28, 2017, and owed as of February 28, 2017 are as follows:

Fund Accounting	Incurred	Owed
All Cap Growth Fund	$26,733	$8,982
Equity Income Fund	$25,257	$9,503
International Growth Fund	$27,095	$7,094
Small Cap Opportunities Fund	$16,929	$5,825
Emerging Markets Fund	$29,456	$9,645

Transfer Agency	Incurred(1)	Owed
All Cap Growth Fund	$23,528	$6,753
Equity Income Fund	$34,174	$11,432
International Growth Fund	$10,418	$1,712
Small Cap Opportunities Fund	$8,894	$2,714
Emerging Markets Fund	$9,375	$2,881

(1)	These amounts do not include sub-transfer agency fees, therefore may not agree to the Statements of Operations.

Custody	Incurred	Owed
All Cap Growth Fund	$7,958	$2,160
Equity Income Fund	$5,321	$2,231
International Growth Fund	$13,030	$1,330
Small Cap Opportunities Fund	$3,316	$660
Emerging Markets Fund	$13,244	$1,454

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

The All Cap Growth, Equity Income and International Growth Funds each have a line of credit with US Bank (see Note 9).
The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the six months ended February 28, 2017, and owed as of February 28, 2017 are as follows:

CCO	Incurred	Owed
All Cap Growth Fund	$5,973	$1,967
Equity Income Fund	$4,325	$1,760
International Growth Fund	$4,625	$1,135
Small Cap Opportunities Fund	$4,519	$1,527
Emerging Markets Fund	$4,519	$1,516

(7)	Capital Share Transactions
Transactions in shares of the Funds were as follows:

All Cap Growth Fund
	Six Months Ended	Year Ended
Class R	February 28, 2017	August 31, 2016
Shares Sold	4,452	62,217
Shares Issued to Holders in
Reinvestment of Distributions	13,231	86,655
Shares Redeemed	(75,492)	(977,616)
Net Decrease	(57,809)	(828,744)

	Six Months Ended	Year Ended
Class I	February 28, 2017	August 31, 2016
Shares Sold	326,508	1,217,022
Shares Issued to Holders in
Reinvestment of Distributions	366,931	386,993
Shares Redeemed	(808,700)	(1,402,088)
Net Increase/(Decrease)	(115,261)	201,927

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

Equity Income Fund
	Six Months Ended	Year Ended
Class R	February 28, 2017	August 31, 2016
Shares Sold	1,902	13,315
Shares Issued to Holders in
Reinvestment of Distributions	191	2,841
Shares Redeemed	(15,879)	(146,959)
Net Decrease	(13,786)	(130,803)

	Six Months Ended	Year Ended
Class I	February 28, 2017	August 31, 2016
Shares Sold	114,647	1,063,231
Shares Issued to Holders in
Reinvestment of Distributions	14,084	122,217
Shares Redeemed	(332,134)	(5,163,081)
Net Decrease	(203,403)	(3,977,633)

International Growth Fund
	Six Months Ended	Year Ended
Class R	February 28, 2017	August 31, 2016
Shares Sold	330	3,796
Shares Issued to Holders in
Reinvestment of Distributions	155	—
Shares Redeemed	(3,226)	(39,773)
Net Decrease	(2,741)	(35,977)

	Six Months Ended	Year Ended
Class I	February 28, 2017	August 31, 2016
Shares Sold	34,997	191,865
Shares Issued to Holders in
Reinvestment of Distributions	3,162	—
Shares Redeemed	(153,077)	(201,475)
Net Decrease	(114,918)	(9,610)

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

Small Cap Opportunities Fund
	Six Months Ended	Year Ended
Class R	February 28, 2017	August 31, 2016
Shares Sold	856	8,111
Shares Issued to Holders in
Reinvestment of Distributions	—	—
Shares Redeemed	(2,148)	(22,477)
Net Decrease	(1,292)	(14,366)

	Six Months Ended	Year Ended
Class I	February 28, 2017	August 31, 2016
Shares Sold	94,959	256,149
Shares Issued to Holders in
Reinvestment of Distributions	—	—
Shares Redeemed	(81,219)	(299,435)
Net Increase/(Decrease)	13,740	(43,286)

Emerging Markets Fund
	Six Months Ended	Year Ended
Class R	February 28, 2017	August 31, 2016
Shares Sold	—	1,397
Shares Issued to Holders in
Reinvestment of Distributions	—	—
Shares Redeemed	(4,109)	(8,326)
Net Decrease	(4,109)	(6,929)

	Six Months Ended	Period Ended
Class I	February 28, 2017	August 31, 2016
Shares Sold	91,786	763,813
Shares Issued to Holders in
Reinvestment of Distributions	69	152
Shares Redeemed	(138,205)	(45,709)
Net Decrease	(46,350)	718,256

(8)	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended February 28, 2017 are summarized below.

	All Cap	Equity	International	Small Cap	Emerging
	Growth Fund	Income Fund	Growth Fund	Opportunities Fund	Markets Fund
Purchases	$21,584,703	$10,787,494	$3,231,898	$4,379,851	$4,384,948
Sales	$37,772,449	$18,666,038	$5,901,350	$3,810,918	$5,008,055

The Funds did not purchase or sell any U.S. government securities during the period.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
February 28, 2017 (Unaudited)

(9)	Line of Credit

At February 28, 2017, the All Cap Growth, Equity Income and International Growth Funds, had lines of credit in the amount of $15,000,000, $10,000,000 and $2,000,000, respectively, which all mature August 11, 2017. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions. The credit facility is with the Funds’ custodian, U.S. Bank. Interest will be accrued at the prime rate of 3.50% (through December 14, 2016 and 3.75% thereafter).  The following table provides information regarding usage of the lines of credit for the six months ended February 28, 2017.  There were no outstanding balances on the line of credit as of February 28, 2017.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
All Cap Growth Fund	28	$564,964	$1,624	$1,785,000	12/28/2016
International Growth Fund	51	$127,235	$ 670	$ 395,000	12/29/2016

* Interest expense is reported on the Statement of Operations.

(10)	Subsequent Event
On March 29, 2017 the Equity Income Fund declared and paid a distribution summarized below for shareholders of record on March 28, 2017.

	Ordinary Income – Class R	Ordinary Income – Class I
Equity Income Fund	$3,281	$240,771

On March 22, 2017 the Board of Trustees approved the Plan of Liquidation of the Emerging Markets Fund and the Fund will liquidate after the close of business on April 28, 2017.
(11)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 27, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Geneva Advisors Equity Income Fund (the “Fund”), a series of the Trust, and Geneva Advisors, LLC the Fund’s investment adviser (the “Adviser”).  The Trustees requested and received materials to assist them in considering the renewal of the Agreement, including materials requested and reviewed by the Board at its August 31, 2016 Meeting.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Robert C. Bridges, John P. Huber and Gordon C. Scott, co-portfolio managers of the Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activity and its continuing commitment to the

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued) (Unaudited)

Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date, one-year, three-year and five-year periods ended December 31, 2016.

In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large growth funds) (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser similar to the Fund in terms of investment strategy.  The Trustees noted the Fund’s performance for the year-to-date and one-year periods ended December 31, 2016 was above the Morningstar Peer Group median and the Fund’s performance for the three-year and five-year periods ended December 31, 2016 was below the Morningstar Peer Group median.  The Trustees also reviewed performance information for a peer group of U.S. open-end large blend funds selected by the Adviser (the “Large Blend Peer Group”) for the year-to-date, one-year, three-year and five-year periods ended December 31, 2016.  The Trustees noted the Fund’s performance lagged the Large Blend Peer Group for each period.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued) (Unaudited)

provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and the separately-managed accounts of the Adviser with similar investment strategies, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 3, 2016 meeting, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that unlike most mutual funds, including those in the Morningstar Peer Groups, the Fund operates under a unitary fee structure whereby many of the Fund’s ordinary operating expenses are paid by the Adviser out of its management fee.  The Trustees noted the Fund’s contractual management fee of 1.10% was above its Morningstar Peer Group median of 0.73%.  The Trustees observed the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares was higher than its Morningstar Peer Group median (which excludes Rule 12b-1 fees) of 0.97%.  The Trustees also reviewed the Large Blend Peer Group comparisons noting the Fund’s contractual management fee of 1.10% was higher than the Large Blend Peer Group median of 0.75%, and the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% was above the Large Blend Peer Group median of .98%.  The Trustees also compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support certain of the Fund’s operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer groups and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued) (Unaudited)

scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Geneva Advisors Equity Income Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2017 as being in the best interests of the Geneva Advisors Equity Income Fund and its shareholders.

Geneva Advisors Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Geneva Advisors Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended August 31, 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%
International Growth Fund	0.00%
Small Cap Opportunities Fund	0.00%
Emerging Markets Fund	0.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended August 31, 2016, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%
International Growth Fund	0.00%
Small Cap Opportunities Fund	0.00%
Emerging Markets Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-343-6382.

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 60		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	35	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager, Ramius
Milwaukee, WI 53202		October 23,	Director, Chief		IDF fund
Age: 73		2009	Administrative		complex (two
			Officer (“CAO”) and		closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex
(three closed-end
investment
companies)
(2010–2015).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Joseph C. Neuberger(1)	Chairperson	Indefinite	Chief Operating	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	Officer (2016–		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	present); Executive		end investment
Age: 54		2001	Vice President,		company with
			U.S. Bancorp Fund		ten portfolios);
			Services, LLC		Trustee, USA
			(1994–present).		MUTUALS (an
open-end
investment
company with
two portfolios).

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services LLC
Age: 43	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 35		2015	Services, LLC
(2012–present);
Research Associate,
Vista360, LLC
(2010– 2012).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice President,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Officer, Vice	July 1,	Services, LLC
Age: 56	President and	2014	(2014–present); CCO
	Anti-Money		(2003–2013) and
	Laundering		Senior Vice President,
	Officer		Ariel Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		April 23,	Bancorp Fund
Age: 29		2015	Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 1,	Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-343-6382. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-343-6382, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-343-6382 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Geneva Advisors Funds

Investment Advisor
Geneva Advisors, LLC
181 W. Madison Street, Suite 3575
Chicago, Illinois 60602

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     May 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     May 2, 2017

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     May 2, 2017

* Print the name and title of each signing officer under his or her signature.